SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 23, 2005
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Lease Agreement with W B & H Investments
On August 23, 2005, Wirthlin Worldwide, LLC (“WW”), a wholly-owned subsidiary of Harris Interactive Inc. (the “Company”), and W B & H Investments (“Lessor”), entered into an amendment to the Lease Agreement dated September 15, 1998 covering WW’s location in Orem, Utah. Pursuant to the amendment, the following changes are effected:
•	the term of the lease is changed to one year, commencing September 1, 2005 and expiring August 31, 2006;

•	WW has the option to extend the term of the lease for up to two additional term or terms of one year each;

•	the rental rate is established at $150,444 per annum for the period commencing September 1, 2005 through and including December 31, 2005, subject thereafter to adjustment as provided in the lease;

•	WW’s share of certain excess operating expenses shall be calculated as provided in the lease agreement; and

•	the address for notice to WW is modified.
A copy of the amendment to the lease agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K. The lease agreement, as in effect prior to this amendment, was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004.
The Lessor is controlled by Richard B. Wirthlin, a shareholder and director of the Company. Dr. Wirthlin is a member in Richard B. Wirthlin Family LLC, in which he holds a 34.3% direct interest and 100% beneficial interest. Richard B. Wirthlin Family LLC holds an 88.375% interest in the Lessor. Other than those relationships, there is no material relationship between the Company or its affiliates and the Lessor.
In light of the change to the term of the lease agreement, the Company has terminated a related indemnity from the former stockholders of WW (i.e., prior to its acquisition by the Company) against liabilities incurred by the Company if it had chosen to terminate the lease agreement after March 9, 2005 but prior to its then-effective expiration date.
Section 9 — Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 10.1	Lease Agreement Amendment Number 1 between Wirthlin Worldwide, LLC and W B & H Investments, dated as of August 23, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARRIS INTERACTIVE INC.
(Registrant)

	By: Name: Title:	/s/ Frank J. Connolly, Jr. Frank J. Connolly Chief Financial Officer (Principal Financial Officer)
Dated: August 26, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Lease Agreement Amendment Number 1 between Wirthlin Worldwide, LLC and W B & H Investments, dated as of August 23, 2005

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